SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 22, 2001

                           RECONDITIONED SYSTEMS, INC.
               (Exact name of registrant as specified in charter)

         Arizona                    0-20924                   86-0576290
(State or other jurisdiction  (Commission File Number)   (IRS Employer
            of incorporation)                             Identification No.)

                     444 West Fairmont, Tempe, Arizona 85282

                     (Address of principal executive offices)

                                  480-968-1772

                 (Registrant's telephone number, including area code)

                                       N/A
             (Former name or former address, if changed since last report)

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Item 4.           Changes in Registrant's Certifying Accountant.

                  On June 22, 2001, the Registrant engaged Moffitt & Company, PC to serve as the Company's principal independent accountant. The Company's former principal independent accountant, Semple & Cooper, LLP, resigned on June 8, 2001. Semple & Cooper's reports on the Registrant's financial statements for the fiscal years ended March 31, 1996, the date of engagement, through June 8, 2001, the interim period through the date the relationship ended, did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with Semple & Cooper on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Registrant has authorized Semple & Cooper to respond fully to the inquires, if any, of Moffitt & Company.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Reconditioned Systems, Inc.

Date:  July 23, 2001                                 /s/ Dirk D. Anderson
                                                     ___________________________
                                                     Dirk D. Anderson
                                                     Chief Executive Officer


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